EX-10.1

                           BAGELL, JOSEPHS & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 SUITES 400-403
                          200 HADDONFILED-BERLIN ROAD
                          GIBBSBORO, NEW JERSEY 08026

                       (856) 346-2828  FAX (856) 346-2882




March 14, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Form 10KSB November 30, 2003

Ladies and Gentlemen:

We hereby consent to the inclusion in the Form 10KSB of INFE-Human Resources, Inc. (the "Company") of our report dated February 20, 2004 on the Company's audited financial statements as of November 30, 2003 and the period May 2, 2002 (Inception) to November 30, 2002.

We hereby consent to all references to our firm.


/s/   Bagell, Josephs & Company, L.L.C.
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BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey